                                                                   EXHIBIT 3.14


                                    BYLAWS
                            OF TURF PARADISE, INC.
                       (FORMERLY: HP ACQUISITION, INC.)


                                   ARTICLE I.
                                    Offices.
                                    -------

          Section 1.     Organization.  Turf Paradise, Inc. (formerly, HP
                         ------------
Acquisition, Inc.) (the "Corporation") is a corporation organized under the General Corporation Law of the State of Arizona.

          Section 2.     Offices.  The Corporation may maintain a principal
                         -------
office and other offices, either within or without the State of Arizona, as determined by the Board of Directors or as the business of the Corporation may require from time to time, where all business of the Corporation may be transacted.

          Section 3.     Known Place of Business.  The known place of business
                         -----------------------
of the Corporation required to be maintained in the State of Arizona may be the office of its statutory agent. The address of the known place of business may be changed from time to time by the Board of Directors.

                                  ARTICLE II.
                                  Shareholders
                                  ------------

          Section 1.     Annual Meetings.  The annual meetings of the
                         ---------------
shareholders of the Corporation shall be held on such date, at such time and at such place, either within or without the State of Arizona, as shall be designated from time to time by the Board of Directors, for the purpose of electing a Board of Directors for the ensuing year and for the transacting of such other business properly coming before said meeting. If the election of directors shall not be held on the day designated for any annual meeting of the shareholders, or at any adjournment thereof, the Board of Directors shall cause a special meeting of the shareholders to be held as soon thereafter as conveniently possible for the purpose of electing a Board of Directors for the ensuing year and for the transacting of such other business properly coming before said meeting.

          Section 2.     Special Meetings.  Special meetings of the
                         ----------------
shareholders, for any purpose or purposes, unless otherwise prescribed by statute, may be called by the President or by a majority of the Board of Directors, and shall be called by the President at the request in writing of the holders of not fewer than one-tenth of all the shares entitled to vote at the meeting. Such request shall state the purpose or purposes of the proposed meeting.
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          Section 3.   Place of Meetings.  The Board of Directors may designate
                       -----------------
any place, either within or without the State of Arizona, as the place of meeting for any annual meeting or for any special meeting of the shareholders.
A waiver of notice signed by all shareholders entitled to vote at a meeting may designate any place, either within or without the State of Arizona, as the place for the holding of such a meeting. If no designation is made, or if a special meeting be otherwise called, the place of meeting shall be the known place of business of the Corporation in the State of Arizona.

          Section 4.   Notice of Meetings.  Written notice stating the place,
                       ------------------
day and hour of the meeting and, in the case of a special meeting, the purpose or purposes for which the meeting is called, shall, unless otherwise prescribed by statute, be delivered not less than ten (10) nor more than fifty (50) days before the date of the meeting, either personally or by mail, by an officer of the Corporation at the direction of the person or persons calling the meeting, to each shareholder of record entitled to vote at such meeting. If mailed, such notice shall be deemed to be delivered when deposited in the United States mail, postage prepaid, addressed to the shareholder at his or her address as it appears on the stock transfer books of the Corporation.

          When a meeting is adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting the Corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than thirty days or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each shareholder entitled to vote at the meeting.

          Section 5.   Fixing Date for Determination of Shareholders of
                       ------------------------------------------------
Record. In order that the Corporation may determine the shareholders entitled to notice of or to vote at any meeting of shareholders or any adjournment thereof, or entitled to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of shares, or for the purpose of any other lawful action, the Board of Directors of the Corporation may fix, in advance, a record date, which shall not be more than seventy (70) nor less than ten (10) days before the date of such meeting, nor more than seventy (70) days nor less than ten (10) days prior to the date on which any other action is to be taken.

          A determination of the shareholders of record entitled to notice of or to vote at a meeting of shareholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting and further provided that the adjournment or adjournments do not exceed thirty (30) days in the aggregate.

          Section 6.   Voting Record.  The officer or agent having charge of
                       -------------
the stock transfer books for shares of the Corporation shall make a complete record of the shareholders entitled to vote at each meeting of shareholders or any adjournment thereof, arranged in alphabetical order, with the address of and the number of shares held by each. Such record shall be produced and kept open at the time and place of the meeting and shall be subject to the inspection of any shareholders during the whole time of the meeting for the purposes thereof.

          Section 7.   Quorum.  Unless otherwise provided by the Corporation's
                       ------
Articles of Incorporation, a majority of the outstanding shares of the Corporation entitled to vote, represented in person or by proxy, shall constitute a quorum at a meeting of shareholders. All shares represented and entitled to vote on any single subject matter which may be brought before the meeting shall be counted for the purposes of a quorum. Only those shares entitled to vote on a particular subject matter shall be counted for the purposes of voting on that subject matter. Business may be conducted once a quorum is present and may continue until adjournment of the meeting notwithstanding the withdrawal or temporary absence of sufficient shares to reduce the number present to less than a quorum. Unless otherwise required by law, the affirmative vote of the majority of shares represented at the meeting and entitled to vote on a subject matter shall be the act of the shareholders; provided, however, that if the shares then represented are less than required to constitute a quorum, the affirmative vote must be such as would constitute a majority if a quorum were present and, provided further, that the affirmative vote of the majority of the shares then present is sufficient in all cases to adjourn the meeting.

          Section 8.   Proxies.  At all meetings of shareholders, a
                       -------
shareholder may vote in person or by proxy executed in writing by the shareholder or by his or her duly authorized attorney-in-fact and delivered to the Corporation's Secretary or other authorized officer before or at the time of its exercise. No proxy shall be valid after eleven (11) months from the date of its execution, unless otherwise provided in the proxy. A duly executed proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A proxy may be made irrevocable regardless of whether the interest with which it is coupled is an interest in the shares itself or an interest in the Corporation generally. A proxy is not revoked by the death or incapacity of the maker unless, before the vote is counted or a quorum is determined, written notice of the death or incapacity is given to the Corporation.

          Section 9.   Voting of Shares by Certain Holders.  Shares of its own
                       -----------------------------------
stock belonging to the Corporation or to another corporation, if a majority of the shares entitled to vote in the election of directors of such other corporation is held by the Corporation, shall neither be entitled to vote nor counted for quorum purposes; provided, however, that nothing herein shall be construed as limiting the right of the Corporation to vote its own stock held by it in a fiduciary capacity.

          Shares standing in the name of another corporation may be voted by such officer, agent or proxy as the bylaws of such other corporation may prescribe, or, in the absence of such provision, as the Board of Directors of such other corporation may determine.

          Shares held by an administrator, executor, guardian or conservator may be voted by him, either in person or by proxy, without a transfer of such shares into his name. Shares standing in the name of a trustee, other than a trustee in bankruptcy, may be voted by him either in person or by proxy, but no such trustee shall be entitled to vote shares held by him without a transfer of such shares into his name.

          Shares standing in the name of a receiver, trustee in bankruptcy, or assignee for the benefit of creditors may be voted by such representative, either in person or by proxy. Shares held by or under the control of such a receiver or trustee may be voted by such receiver or trustee, either in person or by proxy, without the transfer thereof into his name if authority so to do be contained in an appropriate order of the court by which such receiver or trustee was appointed.

          A shareholder whose shares are pledged shall be entitled to vote such shares until the shares have been transferred into the name of the pledgee, and thereafter the pledgee shall be entitled to vote the shares so transferred.

          If shares stand in the names of two or more persons, whether fiduciaries, members of a partnership, joint tenants, tenants in common, tenants by the entirety or tenants by community property or otherwise, or if two or more persons have the same fiduciary relationship with respect to the same shares, unless the Corporation is given written notice to the contrary and is furnished with a copy of the instrument or order appointing them or creating the relationship wherein it is so provided, their acts with respect to voting shall have the following effect: (a) if only one votes, his act binds, (b) if more than one votes, the act of the majority so voting binds all, and (c) if more than one votes, but the vote is evenly split on any one particular matter, each fraction may vote the shares in question proportionally.

          Shares standing in the name of a married woman but not also standing in the name of her husband with such a designation of the marital relationship on the certificate, may be voted and all rights incident thereto may be exercised in the same manner as if she were unmarried.

          Section 10.  Voting Rights.  Each outstanding share entitled to vote
                       -------------
or fraction thereof shall be entitled to one vote or corresponding fraction thereof on each matter submitted to a vote at a meeting of shareholders, except as may be otherwise provided by law or in the Articles of Incorporation.

          At each election for directors every shareholder entitled to vote at such election shall have the right to vote, in person or by proxy, the number of shares owned by him for as many persons as there are directors to be elected and for whose election he has a right to vote, or to cumulate his votes by giving one candidate as many votes as the number of such directors multiplied by the number of his shares shall equal, or by distributing such votes on the same principle among any number of such candidates.

          Section 11.  Presiding Officer and Order of Business.  Meetings of
                       ---------------------------------------
shareholders shall be presided over by the President, or, if he is not present or there is none, by a Vice President, or, if he is not present or there is none, by a person chosen by the Board of Directors; if no such person is present or has been chosen, the shareholders owning a majority of the shares of capital stock of the Corporation issued and outstanding and entitled to vote at the meeting and who are present in person or represented by proxy shall choose any person present to act as chairman of the meeting. The Secretary of the Corporation, or, if he is not present or there is none, an Assistant Secretary, or, if he is not present or there is none, a person chosen by the Board of Directors, shall act as secretary at meetings of shareholders; if no such person is present or has been chosen, the shareholders owning a majority of the shares of capital stock of the Corporation issued and outstanding and entitled to vote at the meeting who are present in person or represented by proxy shall choose any person present to act as secretary of the meeting.

          Section 12.  Action by Shareholders Without a Meeting.  Any action
                       ----------------------------------------
required or permitted to be taken at a meeting of the shareholders may be taken without a meeting if a consent in writing, setting forth the action so taken, is signed by all of the shareholders entitled to vote with respect to the subject matter thereof. Such consent shall
                                      -5-
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have the same effect as the unanimous vote of the shareholders.

                                  ARTICLE III.
                                   Directors
                                   ---------

          Section 1.   Powers of Directors.  The business and affairs of the
                       -------------------
Corporation shall be managed by its Board of Directors except as may be reserved by law or the Articles of Incorporation to the shareholders.

          Section 2.   Number, Tenure and Qualifications.  The number of
                       ---------------------------------
directors of the Corporation shall be three (3). The number of persons to serve on the Board of Directors of the Corporation shall be fixed by the shareholders at the annual meeting of shareholders or at any special meeting called for that purpose, except that the Board of Directors shall always consist of not less than one (1) person nor more than five (5) persons; provided, further, that no decrease in the number of persons to serve on the Board of Directors shall have the effect of shortening the term of any incumbent Director. The Board of Directors, by the vote of the majority of the directors then in office, may, between annual meetings of the shareholders, increase the membership of the Board by not more than two (2) persons and by like vote, appoint qualified persons to fill the vacancies created thereby. Each director shall hold office until the next succeeding annual meeting. Notwithstanding the foregoing, each director shall hold office until his successor is elected and qualified, or until his earlier resignation or removal. Any director may resign at any time upon written notice to the Corporation. The directors need not be residents of the State of Arizona or shareholders of the Corporation.

          Section 3.   Vacancies.  Any vacancy occurring in the Board of
                       ---------
Directors, including a vacancy created by an increase in the number of directors, may be filled by the affirmative vote of the majority of the remaining directors, although less than a quorum, or by a sole remaining director, and any director so chosen shall hold office until the next election of directors when his successor is elected and qualified. When one or more directors shall resign from the Board of Directors, effective at a future time, a majority of the directors then in office, including those who have so resigned, shall have the power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective, and each director so chosen shall hold office until the next election of directors when his successor is elected and qualified.

          Section 4.   Removal.  At a meeting of shareholders called expressly
                       -------
for that purpose and by a vote of the holders of a majority of the shares then entitled to vote at an election of the directors, any director or the

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entire Board of Directors may be removed, with or without cause.  If less than the entire Board of Directors is to be removed, no one of the directors may be removed if the votes cast against his removal would be sufficient to elect him if then cumulatively voted at an election of the entire Board of Directors.

          Section 5.   Quorum.  A majority of the number of directors then
                       ------
serving shall constitute a quorum for the transaction of business at any meeting of the Board of Directors, but if less than such majority is present at a meeting, the majority of the directors present may adjourn the meeting from time to time without further notice.

          Section 6.   Manner of Acting.  The act of the majority of the
                       ----------------
directors present at a meeting at which a quorum is present shall be the act of the Board of Directors.

          Section 7.   Regular and Special Meetings.  Meetings of the Board of
                       ----------------------------
Directors, regular or special, may be held either within or without the State of Arizona, and may be held by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, their participation in such a meeting to constitute presence in person.

          Regular meetings of the Board of Directors may be held with or without notice as otherwise prescribed for special meetings hereinafter. Said regular meetings shall be held immediately after, and at the same place as, the annual meeting of shareholders.

          Special meetings of the Board of Directors may be called by or at the request of the President or a majority of the Board of Directors.

          Section 8.   Notice.  Notice of any special meeting shall be
                       ------
delivered at least twenty-four (24) hours previous thereto by personal delivery or by telephone or telecopier, or at least two (2) days previous thereto in writing by mail or by overnight courier, to each director at his address as it appears in the records of the Corporation. If mailed, such notice shall be deemed to be delivered two (2) business days after deposit in the United States mail, so addressed, postage prepaid. If sent by telecopier, such notice shall be deemed to be delivered on the day and at the time of transmission. Notices sent by any other means shall be deemed delivered when received.

          Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Board of Directors need be specified in the notice or waiver of notice of such meeting.

          Section 9.  Action Without a Meeting.  Any action required or
                      ------------------------
permitted to be taken by the Board of Directors at a meeting, may be taken without a meeting if all directors consent thereto in writing specifically setting forth such action taken. Such consent shall have the same effect as an unanimous vote.

          Section 10.  Compensation.  By resolution of the Board of Directors,
                       ------------
each director may be paid his expenses, if any, of attending at each meeting of the Board of Directors, and may be paid a stated salary as director or a fixed sum for attendance at each meeting of the Board of Directors or both. No such payment shall preclude any director from serving the Corporation in any other capacity such as an officer or specifically designated agent and receiving compensation and reimbursement of reasonable expenses for such other services.

          Section 11.  Presumption of Assent.  A director of the Corporation
                       ---------------------
who is present at a meeting of the Board of Directors at which action on any corporate matter is taken shall be presumed to have assented to the action unless his dissent shall be entered in the minutes of the meeting or unless he shall file his written dissent to such action with the Secretary of the Corporation within ten (10) days after the adjournment of the meeting, or at the time of the next meeting, whichever is sooner. Such right to dissent shall not apply to a director who voted in favor of such action.

                                  ARTICLE IV.
                                    Officers
                                    --------

          Section 1.   Number.  The officers of the Corporation shall be a
                       ------
President, one or more Vice-Presidents (the number thereof to be determined by the Board of Directors), a Secretary, and a Treasurer, each of whom shall be elected by the Board of Directors. Such other officers, assistant officers and agents as may be deemed necessary may be elected or appointed by the Board of Directors. Any two or more offices may be held by the same person, except the two offices of President and Secretary.

          Section 2.   Election and Term of Office.  The officers of the
                       ---------------------------
Corporation shall be elected annually by the Board of Directors at the first meeting of the Board of Directors held after each annual meeting of the shareholders. If the election of officers shall not be held at such meeting, such election shall be held as soon thereafter as conveniently possible. Each officer shall hold office until his successor shall have been duly elected and shall have qualified or until his earlier death, resignation, or removal.

          Section 3.   Removal.  Any officer or agent may be removed by the
                       -------
Board of Directors whenever in its judgment the best interests of the Corporation will be served thereby, but such removal shall be without prejudice to the contract rights, if any, of the person so removed. Election or appointment of an officer or agent shall not of itself create contract rights.

          Section 4.   Vacancies.  A vacancy in any office because of death,
                       ---------
resignation, removal, disqualification, or any other reason, may be filled by the Board of Directors for the unexpired portion of the term.

          Section 5.   The President.  The President shall be the chief
                       -------------
executive officer of the Corporation and, subject to the direction of the Board of Directors, shall have general charge of the business, affairs, and property of the Corporation and general supervision over its other officers and agents. In general, he shall perform all duties incident to the office of President and shall see that all orders and resolutions of the Board of Directors are carried into effect.

          Unless otherwise prescribed by the Board of Directors, the President shall have full power and authority to attend, act, and vote on behalf of the Corporation at any meeting of the security holders of other corporations in which the Corporation may hold securities. At any such meeting, the President shall possess and may exercise any and all rights and powers incident to the ownership of such securities that the Corporation might have possessed and exercised if it had been present. The President shall further possess the power to endorse such securities for transfer on behalf of the Corporation by signing the name of the Corporation in his capacity as President. The Board of Directors may from time to time confer like powers upon any other person or persons.

          Section 6.   Vice-Presidents.  In the absence of the President or in
                       ---------------
the event of his death, inability or refusal to act, the Vice-President (or in the event there be more than one Vice-President, the Vice-Presidents in the order designated at the time of their election, or in the absence of any designation, then in the order of their election) shall perform the duties and exercise the powers of the President and when so acting, shall have all the powers of, and be subject to all the restrictions upon, the President. Any Vice-President shall have such powers and perform such duties as may be delegated to him by the Board of Directors or assigned to him by the President.

          Section 7.   Secretary.  The Secretary shall (a) keep the minutes of
                       ---------
all meetings and proceedings of the Board of Directors and of the shareholders,
(b) see that all notices are duly given in accordance with the provisions of these Bylaws or as required by law, (c) have charge of all the corporate books and records except for such financial books and records as are the responsibility of the Treasurer, (d) have charge of the seal of the Corporation,
(e) see that the
seal of the Corporation is affixed to all documents the execution of which on behalf of the Corporation under its seal is duly authorized, (f) keep a register of the post office address of each shareholder which shall be furnished to the Corporation and to the Secretary by such shareholder, (g) sign with the President, or a Vice-President, certificates for shares of the Corporation the issuance of which has been duly authorized by the Board of Directors, (h) have general charge of the stock transfer books of the Corporation, and (i) in general perform all of the duties as, from time to time, may be assigned to him by the President or Board of Directors.

          Section 8.   Assistant Secretary.  The Assistant Secretary, if any,
                       -------------------
shall, in the absence or disability of the Secretary, perform the duties and exercise the power of the Secretary and perform such other duties as may be assigned by the Secretary, the President or the Board of Directors of the Corporation.

          Section 9.   Treasurer.  The Treasurer shall (a) have charge and
                       ---------
custody of and be responsible for all funds and securities of the Corporation, and all financial books, records and accounts of the Corporation, (b) receive and give receipts for monies due and payable to the Corporation from any source whatsoever, and deposit all such monies in the name of the Corporation in such banks, trust companies or other depositories as shall be selected by the Board of Directors, and (c) in general perform all of the duties incident to the office of Treasurer and such other duties as from time to time may be assigned to him by the President or by the Board of Directors.

          Section 10.  Salaries.  The compensation of all officers shall be
                       --------
fixed by resolution of the Board of Directors, except that the Board of Directors may authorize the President and/or the Vice-President(s) to fix any compensation of any officer not exceeding a total amount or amounts specified by the Board of Directors. No officer shall be prevented from receiving such compensation by virtue of his also serving as a director of the Corporation.

          Section 11.  Reimbursement by Officers.  Any payments made to an
                       -------------------------
officer of the Corporation such as a salary, commission, bonus, interest, or rent, or entertainment expense incurred by him, which shall be disallowed in whole or in part as a deductible expense by the Internal Revenue Service, shall be reimbursed by such officer of the Corporation to the full extent of such disallowance. It shall be the duty of the Directors, as a Board, to enforce payment of each amount disallowed. In lieu of payment by the officer, subject to the determination of the Directors, proportionate amounts may be withheld from his future compensation payments until the amount owed to the Corporation has been recovered.

                                  ARTICLE V.
                     Contracts, Loans, Checks and Deposits
                     -------------------------------------

          Section 1.     Contracts.  The Board of Directors may authorize any
                         ---------
officer or officers, agent or agents, to enter into any contract or execute and deliver any instrument in the name of and on behalf of the Corporation, and such authority may be general or confined to specific instances.

          Section 2.     Loans.  No loans shall be contracted on behalf of the
                         -----
Corporation and no evidences of indebtedness shall be issued in its name unless authorized by a resolution of the Board of Directors. Such authority may be general or confined to specific instances.

          Section 3.     Checks and Other Instruments.  All checks drafts or
                         ----------------------------
other orders for the payment of money, notes or other evidences of indebtedness issued in the name of the Corporation shall be signed by such officer or officers, agent or agents of the Corporation and in such manner as shall from time to time be determined by resolution of the Board of Directors.

          Section 4.     Deposits.  All funds of the Corporation not otherwise
                         --------
employed shall be deposited to the credit of the Corporation in such banks, trust companies or other depositories as the Board of Directors may select.

                                  ARTICLE VI.
                   Certificates for Shares and Their Transfer
                   ------------------------------------------

          Section 1.     Certificates for Shares.  Certificates representing the
                         -----------------------
shares of the Corporation shall be in such form as shall be determined by the Board of Directors. Such certificates shall be signed by the President or a Vice-President and by the secretary or an assistant secretary of the Corporation, and may be sealed with the seal of the Corporation or a facsimile thereof. The signatures of such officers upon a certificate may be facsimiles if the certificate is countersigned by a transfer agent or registered by a registrar, other than the Corporation itself or an employee of the Corporation. No certificate shall be issued for any share until such share is fully paid.

          Each certificate representing shares shall state upon the face thereof
(a) that the Corporation is organized under the laws of the State of Arizona,
(b) the name of the person to whom issued, (c) the number, class and designation of the series, if any, which the certificate represents, and (d) the par value of each share represented by the certificate or a statement that the shares are without par value.

          Any restriction on the right to transfer shares and any reservation of lien on the shares shall be noted on the face or the back of the certificate by providing (a) a statement of the terms of such restriction or reservation, (b) a summary of the terms of such restriction or reservation and a statement that the Corporation will mail to the shareholder a copy of such restrictions or reservations without charge within five (5) days after receipt of written notice therefor, (c) if the restriction or reservation is contained in the Articles of Incorporation or Bylaws or an instrument in writing to which the Corporation is a party, a statement to that effect and a statement that the Corporation will mail to the shareholder a copy of such restriction or reservation without charge within five (5) days after receipt of written request therefor, or (d) if each such restriction or reservation is contained in an instrument in writing to which the Corporation is not a party, a statement to that effect.

          Each certificate for shares shall be consecutively numbered or otherwise identified.

          Section 2.     Transfer of Shares.  Shares of the stock of the
                         ------------------
Corporation shall be transferred on the stock transfer books of the Corporation only by the holder thereof, or by his or her duly authorized representative, after furnishing suitable evidence of authority upon surrender of the certificates of a like number of shares properly endorsed.

          Section 3.     Lost, Stolen, Mutilated or Destroyed Certificates.  If
                         -------------------------------------------------
the owner of a security notifies the Corporation that the certificate has been lost, stolen, mutilated or destroyed and requests a replacement certificate, the Secretary shall direct that a new certificate be issued upon receipt of an affidavit executed by the owner stating that the certificate has been lost, stolen, mutilated or destroyed. In addition the Secretary may, in his discretion, require the owner to execute an indemnity agreement, to provide the Corporation with a sufficient indemnity bond, and/or to provide such other security and assurances as the Secretary deems appropriate to protect the Corporation against losses arising out of the issuance of the replacement certificate.

                                  ARTICLE VII.
                                   Dividends
                                   ---------

          The Board of Directors may, from time to time, declare and the Corporation may pay dividends on the outstanding shares in the manner and upon the terms and conditions provided by law.

                                 ARTICLE VIII.
                                 Corporate Seal
                                 --------------

          The Board of Directors may provide a corporate seal which, in such event, shall be circular in form, shall have inscribed thereon the name of the Corporation, the year of its incorporation, and the state of incorporation. The seal shall be in the custody of the Secretary.

                                  ARTICLE IX.
                                Waiver of Notice
                                ----------------

          Whenever any notice is required to be given to any shareholder or director of the Corporation, a waiver thereof in writing signed by the person or persons entitled to such notice, whether before or after the time stated therein, shall be equivalent to the giving of such notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends such meeting for the express purpose of objecting to the transaction of any business because the meeting is not lawfully called or convened.

                                   ARTICLE X.
                              Amendment of Bylaws
                              -------------------

          The power to alter, amend or repeal the Bylaws or adopt new Bylaws, subject to repeal or change by action of the shareholders, shall be vested in the Board of Directors.

                                  ARTICLE XI.
                                  Fiscal Year
                                  -----------

          The fiscal year of the Corporation shall be determined from time to time by the Board of Directors.

                                  ARTICLE XII.
                Affiliated Transactions and Interested Directors
                ------------------------------------------------

          Section 1.     Affiliated Transactions.  No contract or other
                         -----------------------
transaction between the Corporation and one or more of its directors, or between the Corporation and any other corporation, firm, association or other entity in which one or more of its directors are directors or officers, or are financially interested, shall be void or voidable because of such relationship or interest or because such director or directors are present at the meeting of the Board of Directors or a committee thereof which authorizes, approves or ratifies such transaction or because his or their votes are counted for such purpose, if:

               a. The fact of such relationship or interest is disclosed or known to the Board of Directors or committee which authorizes, approves or ratifies the contract or transaction by a vote or consent sufficient for the purpose without counting the votes or consents of such interested directors; or

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

               b. The fact of such relationship or interest is disclosed or known to the stockholders entitled to vote thereon, and they authorize, approve or ratify such contract or transaction by vote or written consent; or

               c. The contract or transaction is fair and reasonable to the Corporation at the time the contract or transaction is authorized, approved or ratified in the light of circumstances known to those entitled to vote thereon at that time.

Any person seeking to establish that a contract or transaction described in this
Article is void or voidable for any reason set forth in this Article shall first prove, by a preponderance of the evidence, that the provisions of subparagraphs
(a), (b) and (c) of this Section 1 are not applicable.

          Section 2.     Determining Quorum.  Common or interested directors may
                         ------------------
be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee thereof which authorizes, approves or ratifies the contract or transaction.

                                 ARTICLE XIII.
                                 Miscellaneous
                                 -------------

          Section 1.     Indemnification of Directors and Officers.  The
                         -----------------------------------------
directors and officers of the Corporation shall be indemnified to the fullest extent permissible under Arizona law.

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